UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2007

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                         0-23532                 88-0292161
(State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

101 NE 3rd Ave., Suite 1500, Fort Lauderdale, FL                    33301
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:    (954) 332-3759
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              (Former name or former address, if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 4, 2007, the Board of Directors of GlobeTel Communications Corp. (the "Company"), in consultation with its outside accounting consultant, has determined that the Company will restate its financial statements for the years ended 2004 and 2005, as reported on Form 10-K and for the interim periods in fiscal 2005 and the first two fiscal quarters of 2006 for which the Company filed reports on Form 10-Q. Accordingly, the Company's prior financial statements for such periods should no longer be relied upon. The Company has not discussed this issue with its independent auditors.

It is anticipated that certain of the revenue attributed to the Company's Centerline Communications LLC subsidiary will be restated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GlobeTel Communications Corp.
                                                          (Registrant)


Date      May 8, 2007                                     /s/ Peter Khoury
                                                          Peter Khoury, CEO